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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                November 19, 1998
                ------------------------------------------------
                Date of report (Date of earliest event reported)

                    THE SOURCE INFORMATION MANAGEMENT COMPANY
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    MISSOURI
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                 (State or Other Jurisdiction of Incorporation)

         0-26238                                        43-1710906
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(Commission File Number)                    (IRS Employer Identification No.)

11644 LILBURN PARK ROAD, ST. LOUIS, MISSOURI                63146
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 (Address of Principal Executive Offices)                (Zip Code)

                                 (314) 995-9040
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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                    THE SOURCE INFORMATION MANAGEMENT COMPANY


                                    FORM 8-K

ITEM 5: OTHER EVENTS.

         On November 19, 1998, the Registrant issued a press release announcing that it had signed letters of intent to acquire the assets and assume specified liabilities of two front-end fixture manufacturers and their affiliates. The Registrant expects the acquisition of MYCO, Inc. and an affiliated real estate holding company to be consummated on January 7, 1999 and expects the acquisition of Chestnut Display Systems, Inc. ("Chestnut") and an affiliate of Chestnut to be completed on or around February 1, 1999. The Registrant expects to acquire the assets of these companies for an aggregate of approximately $16.25 million cash and approximately $4.5 million in the Registrant's stock.

         On December 2, 1998, the Registrant issued a press release announcing that it had signed a letter of intent to acquire the assets and assume specified liabilities of Yeager Industries, Inc. ("Yeager"), another front-end fixture manufacturer. The Registrant expects to complete this acquisition by January 15, 1999. The Registrant plans to acquire the assets of Yeager for approximately $500,000 cash and 142,860 shares of the Registrant's stock.

         Following these acquisitions, the Registrant expects its combined revenues to be in excess of $55 million for the fiscal year ending January 31, 2000, and anticipates that the acquisitions will be accretive to earnings. All of the proposed acquisitions are subject to the negotiation of definitive agreements, due diligence and other customary conditions.

         The information contained in this report includes statements regarding matters which are not historical facts (including statements regarding the plans, beliefs or expectations of The Source Information Management Company) which are forward-looking statements within the meaning of the federal securities law. When used in this report, the words "anticipates," "plans," "expects" and similar expressions are intended to identify forward-looking statements. Because such forward-looking statements involve certain risks and uncertainties, the Registrant's actual results and the timing of certain events could differ materially from those discussed herein. Factors that could cause or contribute to such differences include, but are not limited to: increased competition; significant changes in the marketing strategies of publishers; and the inability of the Registrant to successfully manage its expansion, assimilate acquired entities and the availability of suitable acquisition candidates. Investors are also directed to consider other risks and uncertainties discussed in other reports previously and subsequently filed by the Registrant with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date hereof. The Registrant undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.



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         The full text of the press releases are attached hereto as Exhibits
99.1 and 99.2 and are hereby incorporated herein by reference in their entirety.


ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

                  99.1     Registrant's Press Release issued November 19, 1998.

                  99.2     Registrant's Press Release issued December 2, 1998.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            THE SOURCE INFORMATION MANAGEMENT
                                            COMPANY


Date: December 10 , 1998                    By: /s/ W. Brian Rodgers
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                                               W. Brian Rodgers, Chief Financial
                                               Officer